                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              VITAL IMAGES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                               VITAL IMAGES, INC.
                        3300 Fernbrook Lane N., Suite 200
                            Plymouth, Minnesota 55447
                                 (612) 915-8000

                      -------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 2000
                      -------------------------------------


To the Shareholders of Vital Images, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Vital Images, Inc., a Minnesota corporation (the "Company"), will be held on Thursday, May 11, 2000, at 3:30 p.m. (Minneapolis time), at the IDS Tower, 50th Floor, 80 South 8th Street, Minneapolis, Minnesota, for the following purposes:


     1.   To elect seven directors of the Company for the coming year.

     2. To consider and act upon a proposal to amend the 1997 Stock Option and Incentive Plan to increase the number of shares reserved for issuance thereunder.

     3. To consider and act upon a proposal to amend the 1997 Director Stock Option Plan to increase the number of shares subject to automatic option grants to non-employee directors.

     4. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2000.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of record of the Company's common stock at the close of business on March 24, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

     Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

                                       By Order of the Board of Directors

                                       /s/ Gregory S. Furness

                                       Gregory S. Furness, Secretary

April 21, 2000

--------------------------------------------------------------------------------
             WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
         PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                 ----------------------------------------------

                          THIS PAGE INTENTIONALLY BLANK

                 ----------------------------------------------

                               VITAL IMAGES, INC.
                        3300 Fernbrook Lane N., Suite 200
                            Plymouth, Minnesota 55447
                                 (612) 915-8000


                   -----------------------------------------
                                 PROXY STATEMENT
                   -----------------------------------------


                             SOLICITATION OF PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Vital Images, Inc., a Minnesota corporation ("Vital Images" or the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the IDS Tower, 50th Floor, 80 South 8th Street, Minneapolis, Minnesota, on Thursday, May 11, 2000, at 3:30 p.m. (Minneapolis time), and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 21, 2000.

     The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, facsimile or personally.

                         VOTING AND REVOCATION OF PROXY

     Only holders of record of the Company's common stock at the close of business on March 24, 2000, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the record date, 6,736,004 shares of the Company's common stock were outstanding. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

     Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted (i) FOR the election of the nominees for the Board of Directors named in this Proxy Statement; (ii) FOR the approval of an amendment to the 1997 Stock Option and Incentive Plan to increase the number of shares reserved for issuance thereunder; (iii) FOR the approval of an amendment to the 1997 Director Stock Option Plan to increase the number of shares subject to automatic option grants to non-employee directors; and (iv) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2000. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

     A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. In general, the shareholders of the Company may take action by the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present and entitled to vote on a particular item of business, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name," which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                            PROPOSALS OF SHAREHOLDERS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, any shareholder wishing to have a proposal considered for inclusion in the Company's proxy solicitation material for the 2001 Annual Meeting of Shareholders must set forth such proposal in writing and file it with the Secretary of the Company no later than December 22, 2000. Further, pursuant to Rule 14a-4, if a shareholder fails to notify the Company of a proposal before March 6, 2001, such notice will be considered untimely and management proxies may use their discretionary voting authority with respect to any such proposal.

                                 OTHER BUSINESS

     At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                              FINANCIAL INFORMATION

     The Company's 1999 Annual Report to Shareholders, including, but not limited to, the balance sheets as of December 31, 1999 and 1998 and the related statements of operations and cash flows for the three years ended December 31, 1999, accompanies these materials. A copy of the 1999 Annual Report to Shareholders may be obtained without charge upon request to the Company. In addition, the Company will provide without charge to any shareholder solicited hereby, upon written request of such shareholder, a copy of its 1999 Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests should be directed to Investor Relations, Vital Images, Inc., 3300 Fernbrook Lane N., Suite 200, Plymouth, Minnesota 55447.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of February 29, 2000, certain information regarding the beneficial ownership of shares of common stock of the Company by (i) each person or entity who is known by the Company to own more than 5% of the Company's common stock, (ii) each director or nominee for director of the Company, (iii) each person listed in the Summary Compensation Table and (iv) all directors, nominees and executive officers of the Company as a group.


                                          Number of Shares          Percent of
Name and Address of Beneficial Owner   Beneficially Owned (1)    Outstanding (2)
------------------------------------   ----------------------    ---------------
Jess S. Morgan & Co., Inc.                  1,000,000(3)                13.86%
5750 Wilshire Boulevard
Suite 590
Los Angeles, CA  90036

Perkins Capital Management, Inc.               908,075(4)               13.03%
730 East Lake Street
Wayzata, MN 55391

Officers and Directors:
Douglas M. Pihl                                228,694(5)                3.30%
Albert Emola                                        --                   *
Vincent J. Argiro, Ph.D.                       401,990(6)                5.92%
James B. Hickey, Jr.                            22,500(7)                *
Richard W. Perkins                             116,000(8)                1.72%
Michael W. Vannier, M.D.                        21,000(9)                *
Sven A. Wehrwein                                20,500(10)               *
Steven P. Canakes                               26,000(11)               *
Gregory S. Furness                              94,700(12)               1.40%
Jay D. Miller                                   63,900(13)               *

All directors and executive officers         1,023,629(14)              14.09%
as a group (12 persons, including
those named above)

----------

*    Less than one percent.

(1) Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

(2) Based on 6,715,954 shares outstanding as of February 29, 2000. Such number does not include 3,599,394 shares of common stock issuable upon exercise of stock options and warrants outstanding as of February 29, 2000. Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) within 60 days upon the exercise of existing stock options and warrants.

(3) Includes 500,000 shares that Jess S. Morgan & Company has the right to acquire within 60 days upon the exercise of stock warrants.

(4) Excludes shares beneficially owned by Mr. Perkins, a director of the Company and the controlling shareholder of Perkins Capital Management, Inc. ("PCM"), a registered investment advisor. Includes 253,500 shares that PCM has the right to acquire upon exercise of stock warrants. Of the 908,075 shares held for the account of clients of PCM, for which beneficial ownership is disclaimed by PCM, PCM has sole investment power with regard to all such shares and sole voting power over 18,500 of such shares. Reflects information as of February 29, 2000, based on a Schedule 13G, dated March 10, 2000, filed by PCM with the Securities and Exchange Commission.

(5) Includes 215,472 shares that Mr. Pihl has the right to acquire within 60 days upon the exercise of stock options and warrants. Also includes 750 shares held by Mr. Pihl's spouse.

(6) Includes 69,830 shares that Dr. Argiro has the right to purchase within 60 days upon the exercise of stock options. Excludes 109,550 shares held by Dr. Argiro's spouse. Dr. Argiro disclaims beneficial ownership of the shares held by his spouse.

(7) Includes 17,500 shares that Mr. Hickey has the right to acquire within 60 days upon exercise of stock options and warrants.

(8) Includes 5,250 shares held by the Perkins Foundation and 77,250 shares held by various trusts of which Mr. Perkins is the sole trustee. Also includes 33,500 shares Mr. Perkins has the right to purchase within 60 days upon the exercise of stock options and warrants. Excludes 908,075 shares of stock beneficially owned by PCM. Mr. Perkins disclaims beneficial ownership of the shares held by PCM.

(9) Includes 18,000 shares that Dr. Vannier has the right to acquire within 60 days upon the exercise of stock options and warrants.

(10) Includes 19,000 shares that Mr. Wehrwein has the right to acquire within 60 days upon the exercise of stock options and warrants.

(11) Includes 26,000 shares that Mr. Canakes has the right to acquire within 60 days upon exercise of stock options.

(12) Includes 68,700 shares that Mr. Furness has the right to acquire within 60 days upon exercise of stock options and warrants.

(13) Includes 62,400 shares that Mr. Miller has the right to acquire within 60 days upon exercise of stock options and warrants.

(14) Includes 548,802 shares that all directors and executive officers as a group have the right to acquire within 60 days upon the exercise of existing stock options and warrants.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     The business and affairs of the Company are managed under the direction of its Board of Directors. Directors of the Company are elected annually to serve until the next annual meeting of shareholders or until their earlier resignation, death or removal. The Board has nominated the seven individuals named below to serve as directors of the Company, and the shareholders will be asked at the Annual Meeting to elect such individuals. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below. Each of the nominees named below is now a director of the Company and has served continuously as a director since the month and year indicated. All nominees have indicated a willingness to serve if elected. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

                                                                                        Director
         Name                           Positions with the Company           Age          Since
---------------------------   ------------------------------------------     ----     -------------
Douglas M. Pihl               Chairman of the Board                           60      May 1997
Albert Emola                  President, Chief Executive Officer and          49      December 1999
                              Director
Vincent J. Argiro, Ph.D.      Chief Technology Officer, Founder and           44      May 1997(1)
                              Director
James B. Hickey, Jr.          Director                                        46      May 1998
Richard W. Perkins            Director                                        69      May 1997(1)
Michael W. Vannier, M.D.      Director                                        51      December 1997
Sven A. Wehrwein              Director                                        49      May 1997

----------
(1) Dr. Argiro was previously Chairman of the Board from September 1988 to May 1994, and Mr. Perkins was a director of the Company prior to May 12, 1997, when the Company was spun-off from Bio-Vascular, Inc.

Shareholder Approval

     The affirmative vote of a plurality of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

                        INFORMATION CONCERNING DIRECTORS,
                         NOMINEES AND EXECUTIVE OFFICERS

Directors and Nominees

     The following discussion sets forth certain information concerning the individuals nominated by the Board of Directors to serve as directors of the Company.

     Douglas M. Pihl has been a director of the Company since May 1997, its Chairman of the Board since December 1997, and was its Chief Executive Officer from February 1998 to December 1999. Since August 1996, Mr. Pihl has been a private investor. From May 1992 to August 1996, Mr. Pihl was President, Chief Executive Officer, and a Director of NetStar, Inc. Mr. Pihl has over 30 years of experience in the computer industry with extensive responsibility in design, product planning and management. From February 1989 to December 1990, Mr. Pihl was Senior Vice President, Development for Apertus Technologies, Inc. (formerly Lee Data Corporation). From December 1987 until February 1989, Mr. Pihl was an independent consultant. Mr. Pihl was Senior Vice President-Development of Lee Data Corporation ("Lee Data") from April 1979 until December 1987. Mr. Pihl co-founded Lee Data in 1979 which then developed, manufactured and marketed computer peripheral products. In addition to the Company, Mr. Pihl serves as a director of Destron Fearing Corporation and Astrocom Corporation, both of which are publicly-held companies, and as a director of RocketChips, Inc., which is a privately-held company.

     Albert Emola has been a director of the Company since December 1999. Mr. Emola was appointed President and Chief Executive Officer of Vital Images in December 1999. From January 1999 until December 1999, Mr. Emola served as an independent management consultant to start-up medical device companies. From August 1994 to January 1999, Mr. Emola served as President and Chief Executive Officer of Flexmedics Corporation, a designer and manufacturer of nitinol-based medical products. From May 1991 until August 1994, Mr. Emola served as a consultant to other start-up medical companies requiring broad-based strategic direction and implementation. From November 1985 to May 1991, Mr. Emola also served at St. Jude Medical, most recently as Vice President of Corporate Development.

     Vincent J. Argiro, Ph.D. has been a director of the Company since May 1997. Dr. Argiro, the Founder of the Company, was named Chief Technology Officer of Vital Images in October 1995. From May 1994 to May 1997, Dr. Argiro served as a Vice President of Bio-Vascular, the former parent company of Vital Images. Dr. Argiro also served as a director of Bio-Vascular from May 1994 until March 1996. Following the acquisition of the Company by Bio-Vascular in May 1994, Dr. Argiro served as President of the Company until October 1995. Dr. Argiro, served as Chairman of the Board of the Company from September 1988 until May 1994. From 1988 to 1990 and from September 1991 to June 1992, Dr. Argiro also served as President of the Company.

     James B. Hickey, Jr., has been a director of the Company since May 1998. Mr. Hickey served as President and Chief Executive Officer of Angeion Corporation, a publicly-traded manufacturer of implantable cardioverter defibrillators, from July 1998 until December 1999. Previously, Mr. Hickey served as President and Chief Executive Officer of Aequitron Medical, Inc. from 1993 to 1997. In his earlier career, Mr. Hickey spent 15 years with Baxter Healthcare/American Hospital Supply Corporation, where he was President of the Respiratory Anesthesia Systems Division from 1989 to 1993, and before that, was President of the Hospitex Division for three years. Currently, Mr. Hickey serves as a director of Allied Healthcare Products, Inc. and Angeion Corporation, both of which are publicly-held companies, as well as Pulmonetic Systems, Inc. and The Merchant's Exchange of St. Louis, LLC.

     Richard W. Perkins has been a director of the Company since May 1997. Mr. Perkins has served as President, Chief Executive Officer and a director of Perkins Capital Management, Inc., an investment management firm, since 1984. Mr. Perkins also serves on the board of directors of the following public companies:
Bio-Vascular, Inc., LifeCore Biomedical, Inc., Intelefilm Corporation, CNS, Inc., Nortech Systems, Inc., Eagle Pacific Industries, Inc., Quantech Ltd., and Harmony Holdings, Inc.

     Michael W. Vannier, M.D. has been a director of the Company since December 1997. Dr. Vannier is currently a Professor and the Head of the Department of Radiology in the College of Medicine at the University of Iowa. From 1982 to 1997, Dr. Vannier was a staff radiologist at Barnes Jewish Hospital and St. Louis Children's Hospital in St. Louis Missouri. Dr. Vannier was also the Georgia Eminent Scholar in Medical Imaging at the Emory University School of Medicine in Atlanta, Georgia from 1994 to 1996, and served as Vice-Chairman for Research at the Mallinckrodt Institute of Radiology from 1992 to 1994. Dr. Vannier also served as a Professor of Radiology at the Mallinckrodt Institute of Radiology from 1989 to 1997, as an Assistant Professor of Radiology and Surgery at the Washington University School of Medicine in St. Louis, Missouri from 1983 to 1997, and as an Affiliate Professor of System Science and Mathematics at the Washington University College of Engineering in St. Louis, Missouri from 1984 to 1997.

     Sven A. Wehrwein has been a director of the Company since May 1997. From December 1998 to February 1999, Mr. Wehrwein was the Chief Financial Officer of Digi International Inc. From November 1997 to July 1998, Mr. Wehrwein was Chief Financial Officer of the Center for Diagnostic Imaging. He served as Chief Financial Officer of InStent Inc. from June 1995 to August 1996. InStent was acquired by Medtronic, Inc. in June 1996. From time to time between January 1995 and the present, Mr. Wehrwein has acted as an independent financial consultant. From July 1990 to December 1994, Mr. Wehrwein served as a Managing Director in the Corporate Finance Department of Wessels, Arnold & Henderson, a Minneapolis-based investment banking firm. Mr. Wehrwein is a Certified Public Accountant. Mr. Wehrwein also serves as a director of Zamba Corporation, a publicly-held company.

Board Committees and Actions

     During 1999, the Board of Directors met six times. The Board of Directors has two standing committees, a Compensation Committee, which met once and took action by written consent two times during 1999, and an Audit Committee, which met once during 1999. With the exception of Michael W. Vannier who was unable to attend the only meeting of the Compensation Committee, each director attended at least 75% of the total number of meetings of the Board of Directors and of committees on which the director served during 1999.

     The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and senior management of the Company and administers the Company's 1997 Director Stock Option Plan and 1997 Stock Option and Incentive Plan. In addition to the meetings and actions of the Compensation Committee described above, the entire Board of Directors discussed and reviewed compensation issues throughout the year at its regular meetings. The current members of the Compensation Committee are James B. Hickey, Jr. (Chairman), Michael W. Vannier, M.D. and Sven A. Wehrwein.

     The Audit Committee reviews the internal and external financial reporting of the Company and reviews the scope of the independent audit. The current members of the Audit Committee are Sven A. Wehrwein (Chairman), James B. Hickey, Jr. (elected February 24, 2000) and Richard W. Perkins.

     The Board of Directors does not have a nominating committee.

Director Compensation

     Effective January 1, 2000, non-employee directors will receive a $5,000 annual retainer, and the Chairman of the Board will receive a $6,000 annual retainer. The non-employee directors of the Company currently receive a fee of $500 for each meeting they attend, and in addition, each non-employee director who is a member of a committee of the Board of Directors also receives $500 for each committee meeting attended. In December 1999, the Company granted stock options to purchase 2,500 shares of common stock each to Messrs. Hickey and Wehrwein in connection with their efforts in recruiting a new Chief Executive Officer and negotiating the terms of his employment. Under the 1997 Director Stock Option Plan, non-employee directors of the Company also receive automatic grants of stock options for 15,000 shares on their initial election or appointment to the Board of Directors and on each third anniversary thereafter. On February 24, 2000, the Board of Directors voted to increase the size of the automatic option grants to current and future non-employee directors from 15,000 shares to 18,000 shares. See Amendment to 1997 Director Stock Option Plan to Increase the Number of Shares Subject to the Automatic Option Grants to Non-Employee Directors for a description of the 1997 Director Stock Option Plan.

Executive Officers

     The following discussion sets forth information about the executive officers of the Company who are not directors.

                                                                                          Officer
      Name                        Positions with the Company               Age             Since
------------------------   ------------------------------------------      ----            -----
Steven P. Canakes          Vice President--Sales                             44        August 1998

Gregory S. Furness         Vice President--Finance, Chief Financial          45        February 1997
                           Officer, Treasurer and Secretary

David M. Frazee            Vice President--Engineering                       39        March 1999

Jay D. Miller              General Manager and Vice                          40        February 1997
                           President--Business Development

Robert C. Samec            Vice President--Regulatory Affairs and            47        October 1998
                           Quality Assurance

     Steven P. Canakes was named Vice President--Sales in March 2000. Prior to that Mr. Canakes was the Company's Vice President--U.S. Sales from August 1998 to March 2000 and its Director of U.S. Sales from March 1998 to August 1998. From July 1996 to March 1998, Mr. Canakes was Vice President of Business Development for MedManagement, LLC in Plymouth, Minnesota. From February 1994 to July 1996, Mr. Canakes served as Vice President of Sales for Medintell Systems and Value Health Corporation, a Medintell Systems Division. Prior to February 1994, Mr. Canakes was a CT Product Sales Manager for Picker International, Inc.

     Gregory S. Furness was named Vice President--Finance, Chief Financial Officer, Treasurer and Secretary of Vital Images in February 1997. From December 1987 to December 1996, Mr. Furness served as Executive Vice President and Chief Financial Officer of CAMAX Manufacturing Technologies, Inc., a computer-aided manufacturing software developer, which was acquired by Structural Dynamics Research Corporation in June 1996. Prior to December 1987, Mr. Furness was employed as Vice President, Finance and Chief Financial Officer of Mizar, Inc., and as an audit manager at Deloitte and Touche LLP. Mr. Furness is a Certified Public Accountant.

     David M. Frazee. Mr. Frazee was named Vice President--Engineering in March 1999. From July 1998 to March 1999, Mr. Frazee served as a Manager in the Solution Strategies Practice of Whittman-Hart, Inc. From April 1997 to July 1998, Mr. Frazee was Director of Program Management and Internet Products at LodgeNet Entertainment, Inc. From June 1982 to April 1997, Mr. Frazee held several systems and software development and management positions at GE Medical Systems, Inc., most recently as Manager of the Global Software Applications Operation.

     Jay D. Miller was named General Manager and Vice President--Business Development of Vital Images in August 1998, and served as the Company's Vice President--Marketing and Business Development from February 1997 to August 1998. From 1989 until his employment by Vital Images, Mr. Miller was employed by GE Medical Systems, Inc. in positions of increasing responsibility in the marketing area, including serving as product manager for MRI imaging products and marketing manger for the cardiology market segment. Prior to 1989, Mr. Miller was employed by Siemens Medical Systems in technical marketing.

     Robert C. Samec was named Vice President--Regulatory Affairs and Quality Assurance in October, 1998. Mr. Samec served as Vice President, Regulatory/Quality of ContiMed, Inc., a urologic device developer from October 1997 to October 1998. Prior to October 1997, Mr. Samec spent 15 years with Aequitron Medical, Inc., a developer of portable respiratory devices, where he was Vice President, Regulatory Affairs/Quality Assurance.

Compliance with Section 16(a)

     Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and any persons holding more than 10% of the outstanding common stock of the Company to file reports with the Securities and Exchange Commission concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that during 1999 the filing requirements were satisfied, except as follows: Vincent J. Argiro filed a late report disclosing that his wife exercised previously disclosed stock options for the purchase of 1,550 shares. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10% of common stock and copies of the reports that they have filed with the Securities and Exchange Commission.

Executive Compensation

     The following table sets forth certain information regarding compensation earned by or awarded to (i) each person who served as the Company's Chief Executive Officer during any part of the year ended December 31, 1999, and (ii) the Company's four other most highly compensated executive officers whose annual compensation was $100,000 or more for the year ended December 31, 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                   Long-Term
                                                                                Compensation
                                                                               ----------------
                                                                                    Awards
                                                   Annual Compensation(1)      ----------------
                                                  -----------------------      Shares Underlying        All Other
    Name and Principal Position         Year        Salary       Bonus(2)          Options (#)        Compensation
--------------------------------        ----      ---------     ---------      -----------------      ------------
Albert Emola                            1999            --            --           275,000                     --
   President and Chief Executive        1998            --            --                --                     --
   Officer (3)                          1997            --            --                --                     --

Douglas M. Pihl                         1999       $120,000           --                --                     --
   President and Chief Executive        1998        110,000           --           300,000                     --
   Officer (4)                          1997            --            --            15,000(5)                  --

Vincent J. Argiro, Ph.D.                1999       $120,000       $26,766           35,000                 $ 6,265(6)
   Chief Technology Officer and         1998        120,000        60,069           25,000                     --
   Founder                              1997        113,750        52,863           64,500                  25,380(7)

Steven P. Canakes                       1999       $120,000       $26,766           35,000                     --
   Vice President--Sales (8)            1998         97,308        63,821           50,000                     --
                                        1997            --            --               --                      --

Gregory S. Furness                      1999       $120,000       $26,766           35,000                     --
   Vice President--Finance, Chief       1998        120,000        60,069           25,000                     --
   Financial Officer, Treasurer and     1997        110,000        51,687           75,000                     --
   Secretary (9)

Jay D. Miller                           1999       $120,000       $26,766           35,000                     --
   General Manager and Vice             1998        120,000        60,137           50,000                     --
   President--Business                  1997        105,000        60,650           50,000                 $23,475(6)
   Development(10)

--------------------

(1) On May 12, 1997 (the "Distribution Date"), Bio-Vascular, the former parent company of Vital Images, distributed all of the shares of common stock of Vital Images to its shareholders of record on May 5, 1997 (the "Distribution"). During fiscal 1997, compensation was paid indirectly by Bio-Vascular prior to the Distribution and directly by the Company following the Distribution.

(2) The executive officers of the Company are eligible to earn annual cash bonuses tied to the level of achievement of annual performance targets. Bonuses are generally paid following the end of the year in which they are earned.

(3) Mr. Emola was named President and Chief Executive Officer of the Company in December 1999.

(4) Mr. Pihl served as President and Chief Executive Officer of the Company from February 1998 until December 1999.

(5) Represents shares underlying a stock option granted to Mr. Pihl as a non-employee director of the Company prior to his appointment as the Company's President and Chief Executive Officer.

(6)  Represents payments for relocation expenses.

(7)  Compensation related to the release of restricted stock to Dr. Argiro.

(8) Mr. Canakes has served as the Company's Vice President--Sales since March 2000, its Vice President--U.S. Sales from August 1998 to March 2000 and as the Director of U.S. Sales from March 1998 to August 1998.

(9) Mr. Furness has served as the Company's Vice President--Finance, Chief Financial Officer, Treasurer and Secretary since February 1997.

(10) Mr. Miller has served as General Manager and Vice President--Business Development since August 1998, and as Vice President-Marketing and Business Development from February 1997 to August 1998.

Retirement Savings Plan

     The Company maintains a profit sharing and savings plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), which allows employees to contribute up to 25% of their pre-tax income to the 401(k) Plan. The 401(k) Plan includes a discretionary matching contribution by the Company and provides that the Company may make an additional discretionary contribution out of profits at the end of any year. The Company did not make any discretionary contributions for the years ended December 31, 1999, 1998 and 1997.

Stock Options

     The Vital Images, Inc. 1997 Stock Option and Incentive Plan (the "1997 Plan") permits the granting of awards to employees, consultants and other service providers in the form of incentive stock options, non-qualified stock options, grants of restricted stock, performance units and stock bonuses. On February 29, 2000, options for an aggregate of 1,080,033 shares were outstanding under the 1997 Plan, and 258,326 shares were available for grant. On February 25, 1999, the Board of Directors voted to increase the number of shares reserved for issuance under the 1997 Plan from 925,000 shares to 1,425,000 shares which was approved by the shareholders at the 1999 Annual Meeting. Effective February 24, 2000, the Board of Directors voted to increase the number of shares reserved for issuance under the 1997 Plan from 1,425,000 to 1,925,000 shares, subject to the approval of the Company's shareholders on or before February 24, 2001. Awards may be granted under the 1997 Plan through March 19, 2007. The 1997 Plan may be terminated earlier by the Board of Directors in its sole discretion.

     The 1997 Plan is administered by the Compensation Committee of the Board of Directors. The 1997 Plan gives broad powers to the Committee to administer and interpret the plan, including the authority to select the individuals to be granted awards and to prescribe the particular form and conditions of each award granted. Awards are granted on the basis of various factors, including the individual's capacity for contributing to the successful performance of the Company, the nature of the operations for which the individual is responsible, and the period for which the individual has served or will have served the Company at the vesting of the award.

     The following table sets forth certain information regarding stock options granted to the Named Executive Officers during the Company's 1999 fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         Potential Realizable
                                            Individual Grants                              Value at Assumed
                      --------------------------------------------------------------
                                      Percent of                                          Annual Rates of Stock
                                         Total                 Market                    Price Appreciation for
                                    Options Granted Exercise  Price at                      Option Term (1)
                         Options    to Employees in  Price   Grant Date  Expiration    --------------------------
Name                   Granted (#)    Fiscal Year    ($/Sh)    ($/Sh)      Date         5% ($)         10% ($)
----                   -----------    -----------    ------    ------      ----         ------         -------
Albert Emola(2)(3)        275,000        39.93%      $3.5625  $3.5625    12/28/07      $467,757       $1,120,360

Douglas M. Pihl                --           --           --       --           --            --               --

Vincent J. Argiro,
Ph.D.(2)                   35,000         5.08%      $4.7500  $4.7500    5/12/07      $  79,377       $  190,122

Steven P. Canakes(2)       35,000         5.08%      $4.7500  $4.7500    5/12/07      $  79,377       $  190,122

Gregory S. Furness(2)      35,000         5.08%      $4.7500  $4.7500    5/12/07      $  79,377       $  190,122

Jay D. Miller(2)           35,000         5.08%      $4.7500  $4.7500    5/12/07      $  79,377       $  190,122

----------

(1) Represents the potential realizable value of each grant of options assuming that the market price of the underlying common stock appreciates in value from its fair market value on the date of grant to the end of the option term at the indicated annual rates.

(2) All options granted to such Named Executive Officers in 1999 vest and become exercisable as to 28% of the shares one year after the date of grant, and as to an additional 2% per month thereafter until fully vested and exercisable.

(3) The options granted to Mr. Emola in 1999 consist of an option for 100,000 shares granted under the Company 1997 Stock Option and Incentive Plan and an option for 175,000 shares which is not subject to the 1997 Plan.

     The following table sets forth certain information regarding the number and value of unexercised stock options held by the Named Executive Officers as of the end of the Company's 1999 fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                                                                           Value of Unexercised
                                                                Number of Unexercised      In-the-Money Options
                                Shares                         Options at Year-End (#)      at Year-End ($) (1)
                               Acquired           Value       -------------------------  -------------------------
Name                          on Exercise        Realized     Exercisable/Unexercisable  Exercisable/Unexercisable
----                          -----------        --------     -------------------------  -------------------------
Albert Emola                       -                -                    - / 275,000               - /  $275,000
Douglas M. Pihl                    -                -              215,000 / -              $604,531 /  -
Vincent J. Argiro, Ph.D.           -                -               62,670 /  72,330        $145,749 /  $  85,709
Steven P. Canakes                  -                -               23,000 /  62,000         $60,806 /  $  71,380
Gregory S. Furness                 -                -               59,700 /  75,300        $136,931 /  $  95,256
Jay D. Miller                      -                -               53,400 /  81,600        $129,488 /  $116,138

----------

(1) Based on the difference between the December 31, 1999 closing price of $4.5625 per share as reported on the OTC Electronic Bulletin Board and the exercise prices of the options.

Employee Stock Purchase Plan

     The Vital Images, Inc. 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board of Directors on March 19, 1997 and by Bio-Vascular as the sole shareholder of the Company on May 1, 1997. The Stock Purchase Plan permits eligible employees to make voluntary contributions through payroll deductions to be used to purchase common stock from the Company. The Stock Purchase Plan consists of periodic offerings and the first such offering began on July 1, 1997. Each offering under the Stock Purchase Plan is for a period of three months (an "Offering Period"). An employee may elect to have up to a maximum of 10% deducted from his or her regular salary for purposes of purchasing up to 500 shares under the Stock Purchase Plan during each Offering Period. The price at which the employee shares are purchased will be the lower of (a) 85% of the closing price of the common stock of the Company on the day that an Offering Period commences under the Stock Purchase Plan, or (b) 85% of the closing price of the Company's common stock on the day that such Offering Period terminates. With certain exceptions, all employees of the Company who work at least 20 hours per week, including officers and directors who are employees, are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan provides for the issuance of up to 250,000 shares of common stock, and is administered by the Board of Directors, or by the Compensation Committee. Through December 31, 1999, 63,937 shares have been issued under the Stock Purchase Plan.

Other Stock Option Plans

     Pursuant to an Employee Benefits Agreement between Vital Images and Bio-Vascular, Vital Images and Bio-Vascular agreed to adjust each unexercised option to purchase Bio-Vascular common stock outstanding as of the record date for the Distribution ("Bio-Vascular Options") to reflect the Distribution (an "Adjusted Bio-Vascular Option"), and each holder of a Bio-Vascular Option was granted an option to purchase common stock of Vital Images in connection with the Distribution (a "Vital Images Option"). The exercise price and number of shares covered by each Adjusted Bio-Vascular Option, as well as the exercise price and number of shares covered by each Vital Images Option, was determined according to a formula provided in the Employee Benefits Agreement that was based on the relative fair market trading values of Bio-Vascular common stock and the Company's common stock during the first five trading days following the date of the Distribution.

     In connection with the issuance of Vital Images Options with respect to Bio-Vascular Options in existence on the date of the Distribution, the Company adopted the 1995 Stock Incentive Adjustment Plan, the Incentive Stock Option Adjustment Plan and the 1992 Director Stock Option Adjustment Plan. Each of these plans is intended to mirror the provisions of a corresponding Bio-Vascular option plan. As each Bio-Vascular option plan generally provides for the termination of options following termination of employment, each of such mirror plans was approved and adopted to provide that the Distribution will not cause a termination of any employee of the Company for the purposes of such plans, and that options held by employees of the Company following the Distribution will remain exercisable following the Distribution, so long as such employees remain employed by the Company or any subsidiary. Similar modifications to the existing 1990 Management Incentive Stock Option Plan and the 1992 Stock Option Plan were also adopted by the Company with respect to Bio-Vascular employees. Awards of options under these plans, as well as pursuant to certain non-plan award agreements, were made in connection with the Distribution. It is intended that the 1995 Stock Incentive Adjustment Plan, the Incentive Stock Option Adjustment Plan and the 1992 Director Stock Option Adjustment Plan, as well as the 1992 Stock Option Plan and the 1990 Management Incentive Stock Option Plan, will not be utilized to grant options to purchase common stock of the Company other than in connection with the Distribution. In connection with the Distribution, Vital Images granted 608,534 Vital Images Options.

Compensation Committee Interlocks and Insider Participation in
Compensation Decisions

     James B. Hickey, Jr., Michael W. Vannier, M.D. and Sven A. Wehrwein, each of whom is a non-employee director of the Company, served as the members of the Company's Compensation Committee in 1999. See "Report of the Compensation Committee." Messrs. Argiro, Pihl and Emola, the only executive officers of the Company who served on the Board of Directors in 1999, abstained from voting on compensation matters affecting their compensation.

Employment Arrangements

     Emola Employment Agreement. The Company has entered into an Employment Agreement with Albert Emola effective December 27, 1999, which sets forth the terms of his employment as the Company's President and Chief Executive Officer. The agreement provides for an annual base salary of $180,000. In addition, Mr. Emola is eligible to receive bonuses as established by the Company's Board of Directors under the Company's management incentive plan. The agreement also provides for Mr. Emola's participation in the Company's fringe benefit plans and programs in which other senior executive officers of the Company participate. If the Company terminates Mr. Emola's employment without cause during the term of his Employment Agreement, the Company is required to pay Mr. Emola a severance payment equal to twelve month base salary at the time of termination.

     In connection with his employment, the Company granted Mr. Emola stock options to purchase 275,000 shares of common stock of the Company. The stock options have an exercise price of $3.5625 per share and vest as to 28% of the shares beginning one year after the date of grant and 2% per month thereafter. The options consist of an incentive stock option for 100,000 shares granted under the Company's 1997 Stock Option and Incentive Plan and an option for 175,000 shares which is not subject to the 1997 Plan.

     The Company has entered into a change-in-control agreement with Mr. Emola in order to provide for certain benefits upon a "change in control" of the Company as defined in such agreement. If Mr. Emola's employment with the Company is terminated for any reason other than death, cause, disability or retirement, or if he terminates his employment with the Company for good reason, and the termination occurs within twelve months following a change in control, or prior to a change in control if his termination was a condition of the change in control, Mr. Emola is entitled to receive a lump sum cash payment equal to his average monthly salary multiplied by 24, as well as employee welfare benefits then in effect for a period of 24 months following such termination.

     Pihl Employment Agreement. Pursuant to an employment agreement dated February 1, 1998, Mr. Pihl received an annual salary of $120,000. In connection with Mr. Pihl's employment, the Company granted him a non-qualified stock option to purchase 300,000 shares of common stock of the Company, which vested as to 100,000 shares having an exercise price of $1.125 per share on February 24, 1998 and as to an additional 100,000 shares having an exercise price of $2.25 per share on February 24, 1999. An additional 100,000 shares having an exercise price of $4.50 per share, which were scheduled to vest on February 24, 2000, expired in December upon the completion of Mr. Pihl's employment with the Company. Mr. Pihl will be entitled to exercise the option to purchase 200,000 shares of the Company's common stock until the option's expiration date of February 24, 2006.

Change in Control Agreements and Severance Arrangements

     The Company has entered into agreements with Vincent Argiro, Gregory Furness and Jay Miller in order to provide for certain benefits upon a "change in control" of the Company, as defined in such agreements. If each such officer's employment with the Company is terminated for any reason other than death, cause, disability or retirement, or if he terminates his employment with the Company for good reason, and the termination occurs within twelve months following a change in control, or prior to a change in control if his termination was a condition of the change in control, such officer would be entitled to a lump sum cash payment equal to the officer's highest monthly compensation multiplied by 36, as well as employee welfare benefits then in effect for a period of 36 months. The agreements also incorporate standard confidentiality restrictions.

     The Company has severance arrangements with Messrs. Argiro, Furness and Miller which provide that, except in the case of dismissal for cause, each such officer is entitled to receive a severance payment equal to six months of his monthly base salary. In addition, each officer is entitled to one additional month of severance pay for each additional year of employment, starting with the sixth year of employment. The maximum amount of severance payable to each officer under such arrangement is capped at an amount equal to the base salary for one year. The Company has also entered into a severance arrangement with Steven Canakes which provides that, except in the case of termination for cause, the Company will pay Mr. Canakes a severance payment equal to three months base salary.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Committee") is composed of non-employee directors of the Company. The Committee is responsible for assuring that compensation for executives is consistent with the Company's compensation philosophy. The Committee also administers and makes grants under the Company's 1997 Plan with respect to the Company's executive officers. James
B. Hickey, Jr., Michael W. Vannier, M.D. and Sven A. Wehrwein, each of whom is a non-employee director of the Company, served as the members of the Company's Compensation Committee in 1999.

     The Company's executive compensation program is based on a pay-for-performance philosophy. Under the Company's program, an executive's compensation consists of three components: base salary, an annual incentive (bonus) payment and long-term incentives (stock options). Base salary is determined by an assessment of the executive's sustained performance against his or her individual job responsibilities, including the impact of such performance on the business results of the Company. Payments under the Company's annual incentive plan are tied to the level of achievement of annual performance targets, including revenue, operating results and other performance targets related to business functions under the executive's direction. Annual performance targets are based upon the Company's annual strategic plan as reviewed by the Board of Directors. An individual executive's annual incentive opportunity is based upon a percentage of his or her base salary.

     The Company's long-term incentives are in the form of stock options. The objectives of these awards are to advance the longer term interests of the Company and its shareholders, complement incentives tied to annual performance and align the interests of executives more closely with those of shareholders. The Company also believes that the entrepreneurial character of its executives makes the long-term incentives provided by its stock option program especially significant in the motivation and retention of its executives. The number of stock options awarded to an executive is based on the executive's position and his or her performance in that position. The executive's right to the stock options generally vests over a four-year period and each option is exercisable, to the extent it has vested, over an eight-year period following its grant.

     On February 24, 2000, the entire Board of Directors approved the proposed form of Employment Agreement between the Company and Mr. Albert Emola, the Company's current President and Chief Executive Officer, which provides for an annual base salary of $180,000, and entitles Mr. Emola to participate in the Company's management incentive plan. Under the management incentive plan, Mr. Emola may be entitled to receive annual bonus payments as recommended by the Compensation Committee and approved by the entire Board of Directors. In addition, Mr. Emola was granted stock options on December 28, 1999 for the purchase of an aggregate of 275,000 shares of the Company's common stock at an exercise price of $3.5625 per share. Such options vest as to 28% of the shares beginning one year after the date of grant as to an additional 2% per month thereafter. The Compensation Committee believes that the compensation arrangements established for Mr. Emola are consistent with the philosophy and objective described above.

     The Committee believes that the Company's executives are focused on the attainment of a sustained high rate of growth and improving operating results for the benefit of the Company and its shareholders, and that the Company's compensation program, with its emphasis on performance-based and long-term incentive compensation, serves to reinforce this focus.

By the Compensation Committee

James B. Hickey, Jr., Chairman
Michael W. Vannier, M.D.
Sven A. Wehrwein

                                PERFORMANCE GRAPH

     Since May 14, 1997, the Company's common stock has been traded on the OTC Bulletin Board maintained by the National Association of Securities Dealers, Inc. Prior to May 12, 1997, the Company was a wholly-owned subsidiary of Bio-Vascular and there was no public market for the Company's common stock. The following graph shows changes during the period from May 14, 1997 (the date on which the Company's common stock was first traded on the OTC Bulletin Board) to December 31, 1999, in the value of $100 invested in: (1) the Company's common stock; (2) the CRSP Total Return Index for The Nasdaq Stock Market (US); and (3) Nasdaq Non-Financial Stocks. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

                              [PERFORMANCE GRAPH]


-------------------------------- ---------- ------------ ----------- ----------- ------------- ------------ ------------
                                  5/14/97     6/30/97     12/31/97    6/30/98      12/31/98      6/30/99     12/31/99
-------------------------------- ---------- ------------ ----------- ----------- ------------- ------------ ------------
Vital Images, Inc.               $100.00    $  50.00     $  43.75     $106.25    $  60.42       $279.17      $152.08
-------------------------------- ---------- ------------ ----------- ----------- ------------- ------------ ------------
CRSP Total Return Index for      $100.00    $108.21       $118.47     $142.46     $167.05       $204.87      $309.15
Nasdaq Stock Market (US)
-------------------------------- ---------- ------------ ----------- ----------- ------------- ------------ ------------
Nasdaq Non-Financial Stocks      $100.00    $107.78       $114.18     $140.75     $167.64       $208.52      $330.67
-------------------------------- ---------- ------------ ----------- ----------- ------------- ------------ ------------

                   APPROVAL OF AMENDMENT TO 1997 STOCK OPTION
                 AND INCENTIVE PLAN TO INCREASE NUMBER OF SHARES
                        RESERVED FOR ISSUANCE THEREUNDER
                                  (Proposal 2)

     The Vital Images, Inc. 1997 Stock Option and Incentive Plan ("1997 Plan") was adopted by the Board of Directors on March 19, 1997 and approved by Bio-Vascular, the sole shareholder of the Company, on May 1, 1997. An aggregate of 675,000 shares was reserved for issuance under the 1997 Plan at the time of its adoption. On February 25, 1998 the Board of Directors voted to increase the number of shares reserved for issuance under the 1997 Plan to 925,000 shares which was approved by the shareholders at the 1998 Annual Meeting, and on February 25, 1999, the Board of Directors voted to increase the number of shares reserved for issuance under the 1997 Plan to 1,425,000 shares, which was approved by the shareholders at the 1999 Annual Meeting. Effective February 24, 2000, the Board of Directors voted to increase the number of shares reserved for issuance under the 1997 Plan to 1,925,000 shares, subject to the approval of the Company's shareholders on or before February 24, 2001. The shareholders are being asked to approve the amendment to the 1997 Plan to increase the number of shares reserved for issuance thereunder at the Annual Meeting.

     The 1997 Plan is intended to assist the Company in hiring and retaining well-qualified employees, consultants, and other service providers by allowing them to participate in the ownership and growth of the Company through the grant of incentive and non-statutory stock options ("Options"), awards of restricted stock, performance units, stock bonuses or any combination thereof. Management believes that the granting of Options and other awards will serve as partial consideration for and give well-qualified employees, consultants, and other service providers an additional inducement to remain in the service of the Company and provide them with an increased incentive to work for the Company's success. To enable the Company to continue to grant stock-based awards in furtherance of the purposes and objectives of the 1997 Plan, the Board recommends that the shareholders approve the proposed increase in the number of shares reserved for issuance under the 1997 Plan.

     The principal features and effects of the 1997 Plan are discussed below.

Administration

     The 1997 Plan is administered by the Compensation Committee of the Board of Directors, which determines when and which employees, consultants, and other service providers will be granted Options and awards under the 1997 Plan. Subject to the provisions of the 1997 Plan, the Compensation Committee also determines the type, amount and terms of awards (including restrictions) and makes all other determinations necessary or advisable for the administration of the 1997 Plan. The determinations by the Compensation Committee are not required to be made on a uniform basis and are final and conclusive.

     Employees of the Company and any of its "Affiliates" (as such term is defined in the 1997 Plan) are eligible for selection to receive Options qualified as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Employees, consultants and other service providers of the Company or its Affiliates may be granted non-qualified Options ("NQOs"), restricted stock awards, performance units or stock bonuses.

     The 1997 Plan will terminate on the earlier of the date on which the 1997 Plan is terminated by the Board of Directors of the Company or March 19, 2007. Options or restricted stock awards outstanding at the termination of the 1997 Plan may continue to be exercised in accordance with their terms after such termination. The 1997 Plan may be amended at any time by the Board of Directors. However, without the approval of a majority of the Company's shareholders voting at a meeting at which a quorum is present, no such amendment may (i) materially increase the benefits accruing to participants under the 1997 Plan; (ii) increase the number of shares available for issuance or sale pursuant to the 1997 Plan (other than as permitted in certain circumstances provided by the 1997 Plan); or (iii) materially modify the requirements as to eligibility for participation in the 1997 Plan.

Shares Subject to 1997 Plan

     The 1997 Plan, as amended, provides that the total number of shares of the Company's common stock that may be purchased pursuant to the exercise of Options and issued in connection with other awards shall not exceed 1,925,000 shares, subject to adjustment as provided in the 1997 Plan. The shareholders are being asked to approve the amendment to the 1997 Plan to increase the number of shares reserved for issuance thereunder from 1,425,000 to 1,925,000. The shares to be issued upon the exercise of Options and awards granted under the 1997 Plan will be currently authorized but unissued shares of common stock of the Company. The number of shares of the Company's common stock available under the 1997 Plan, the exercise price of an Option, or the value of an award, may be adjusted by the Compensation Committee in its sole discretion upon any stock dividend or split, recapitalization, reclassification, combination, exchange of shares, or other similar corporate change, if the Compensation Committee determines that such change necessarily or equitably requires such an adjustment.

Plan Awards

     Stock Options. Upon the grant of an Option, the Compensation Committee fixes the number of shares of the Company's common stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased. With regard to ISOs, the exercise price cannot be less than the "fair market value" of the common stock at the time the ISO is granted, or 110% of such fair market value in certain cases. Further, the aggregate fair market value of common stock (determined at the time the ISO is granted) subject to ISOs granted to an employee under all the Company's option plans that become exercisable for the first time by such employee during any calendar year may not exceed $100,000. NQOs may be granted at less than the fair market value of the common stock, but not less than 85% of fair market value. See "Federal Income Tax Consequences." Each Option will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than ten years after the date of grant (in the case of ISOs). Payment for shares upon exercise of any Option may be made in cash, in shares of the Company's common stock having an aggregate fair market value on the date of exercise which is not less than the exercise price of the Option, or by a combination of cash and such shares, as the Compensation Committee may determine.

     Options granted under the 1997 Plan are non-transferable except to the extent permitted by the agreement evidencing such Option. However, no ISO will be transferable by any optionee other than by will or the laws of descent and distribution. If, pursuant to the agreement evidencing any Option, such Option remains exercisable after the optionee's death, it may be exercised to the extent permitted by such agreement by the personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest, inheritance, or otherwise, by reason of the optionee's death.

     Restricted Stock Awards. Restricted stock awards granted pursuant to the 1997 Plan entitle the holder to receive shares of the Company's common stock, which will be subject to forfeiture to the Company if specified conditions are not satisfied. The Compensation Committee may establish a period (the "Restricted Period") at the time a restricted stock award is granted during which the holder will not be permitted to sell, transfer, pledge, encumber, or assign the shares of the Company common stock subject to the award. During the Restricted Period, the holder of shares subject to the restricted stock award shall have all of the rights of a shareholder of the Company with respect to such shares, including the right to vote the shares and to receive any dividends and other distributions with respect to the shares. Except to the extent otherwise provided in the restricted stock agreement governing each restricted stock award, all shares of the Company's common stock then subject to any restriction will be forfeited to the Company without further obligation of the Company to the holder thereof, and all rights of the holder with respect to such shares will terminate, if the holder ceases to provide services to the Company or its Affiliates as an employee, consultant or other service provider.

     Performance Units. Performance units may entitle the recipient to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance or other goals. A recipient may be granted one or more performance units under the 1997 Plan, and such performance units will be subject to such terms and conditions, consistent with the other provisions of the 1997 Plan, as may be determined by the Compensation Committee in its sole discretion.

     Stock Bonus. A stock bonus entitles a recipient to receive an award of common stock of the Company. Stock bonuses will be subject to such terms and conditions, consistent with the other provisions of the 1997 Plan, as may be determined by the Compensation Committee. The Compensation Committee may impose such restrictions on the assignment or transfer of a stock bonus as it deems appropriate.

Immediate Acceleration of Awards

     The 1997 Plan provides that, notwithstanding any other provisions contained in the 1997 Plan or the agreement evidencing any Option or restricted stock award thereunder, the restrictions on all shares of restricted stock shall lapse immediately, and all outstanding Options will become exercisable immediately, if any of the following events occur: (i) the sale, lease, exchange or other transfer of substantially all of the assets of the Company; (ii) the liquidation or dissolution of the Company; (iii) certain mergers or consolidations of the Company which result in a reduction in the voting power of the current shareholders of the Company; (iv) any person becomes the beneficial owner of more than 20% of the Company's Common Stock without the advance approval of the incumbent directors or more than 50% of the voting power of the Company's outstanding stock without regard to consent by the incumbent directors; (v) the incumbent directors cease for any reason to constitute at least a majority of the Board; or (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act.

Federal Income Tax Consequences

     The following description is a general summary of the current federal income tax provisions relating to the grant and exercise of ISOs and NQOs under the 1997 Plan, the grant of other awards thereunder, and the sale of shares of common stock acquired upon exercise of Options or under a restricted stock award, performance unit or stock bonus. The provisions summarized below are subject to changes in federal income tax laws and regulations, and the effects of such provisions may vary with individual circumstances.

     Incentive Stock Options. ISOs granted under the 1997 Plan are intended to be "incentive stock options" as defined by Section 422 of the Code. Under present law, the recipient of an ISO will not realize taxable income upon the grant or the exercise of an ISO; and the Company will not receive an income tax deduction at either such time. Generally, if an optionee exercises an ISO at any time prior to three months after termination of the optionee's employment and does not sell the shares acquired upon exercise of an ISO within later of either
(i) two years after the grant of the ISO or (ii) one year after the date of exercise of the ISO, the gain upon a subsequent sale of the shares will be taxed as long-term capital gain. If the optionee does not satisfy these requirements, the optionee generally will recognize ordinary income in an amount equal to the difference between the exercise price paid in connection with exercise of the ISO and the fair market value of the shares acquired as of the date of exercise of the ISO, and will recognize capital gain on the difference between the sale price of the shares and the fair market value of the shares as of the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee.

     Upon the exercise of an ISO, the excess of the stock's fair market value on the date of exercise over the exercise price will be included in the optionee's alternative minimum taxable income ("AMTI") and may result in the imposition of a tax on such AMTI. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation.

     Non-Qualified Stock Options. Generally, upon the grant of an NQO, neither the Company nor the optionee will experience any tax consequences. Upon exercise of an NQO granted under the 1997 Option Plan, or upon the exercise of an Option initially intended to be an ISO that does not qualify for the tax treatment described above, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock received over the exercise price paid by the optionee with respect to such shares. The amount recognized as ordinary income by the optionee will increase the optionee's basis in the stock acquired pursuant to the exercise of the NQO. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the NQO. Upon a subsequent sale of the stock, the optionee will recognize short-term or long-term gain or loss depending upon the holding period for the stock and upon the stock's subsequent appreciation or depreciation in value.

     Restricted Stock Awards. A participant who receives an award of restricted stock under the 1997 Plan generally will recognize ordinary income at the time at which the restrictions on such shares (the "Restrictions") lapse, in an amount equal to the excess of (i) the fair market value of such shares at the time the Restrictions lapse, over (ii) the price, if any, paid for such shares. If the participant makes an election with respect to such shares under Section 83(b) of the Code, not later than 30 days after the date shares are transferred to the participant pursuant to such award, the participant will recognize ordinary income at the time of transfer in an amount equal to the excess of (i) the fair market value of the shares covered by the award (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the time of such transfer over (ii) the price, if any, paid for such shares. If, subsequent to the lapse of Restrictions on his or her shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the holder will be taxed as long-term or short-term capital gain or loss, depending on whether the participant's holding period for such shares exceeds the applicable holding period at the time of sale and provided that the participant holds such shares as a capital asset at such time.

     Performance Units. A recipient of a performance unit normally will not recognize taxable income at the time the performance unit is granted. Thereafter, the recipient will recognize ordinary income as his or her rights under the performance unit vest, and he or she receives a payment of the economic value of a vested performance unit in the form of cash, common stock, or any combination thereof. The amount of such ordinary income will be equal to the amount of cash received, the market value of common stock received, or a combination thereof. Upon a subsequent sale of any common stock received, the change in the value of the common stock would be treated as a capital gain or loss. The Company or its appropriate subsidiary will generally be allowed an income tax deduction equal to the ordinary income recognized by the recipient.

     Stock Bonus. A recipient of a stock bonus normally will recognize ordinary income at the date of the Award equal to the value of the stock received, unless rights to all or part of the stock are not immediately vested or are subject to restrictions. Upon a subsequent sale of the common stock, the change in the value of the common stock would be treated as capital gain or loss. The Company or its appropriate subsidiary will generally be allowed an income tax deduction equal to the ordinary income recognized by the recipient.

Shareholder Approval

     The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to approve the amendment to the 1997 Plan increasing the number of shares reserved for issuance thereunder from 1,425,000 to 1,925,000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION AND INCENTIVE PLAN AS SET FORTH IN PROPOSAL 2.


                     APPROVAL OF AMENDMENT TO 1997 DIRECTOR
                          STOCK OPTION PLAN TO INCREASE
                       THE NUMBER OF SHARES SUBJECT TO THE
                AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS
                                  (Proposal 3)

     The Vital Images, Inc. 1997 Director Stock Option Plan ("Director Plan") was adopted by the Board of Directors on March 19, 1997 and approved by the sole shareholder of the Company on May 1, 1997. An aggregate of 75,000 shares was reserved for issuance under the Director Plan at the time of its adoption. Effective February 24, 1998, the Board of Directors voted to increase the number of shares reserved for issuance under the Director Plan to 105,000 shares, and the Shareholders approved the amendment at the 1998 Annual Meeting. Effective February 25, 1999, the Board of Directors voted to increase the number of shares reserved for issuance under the Director Plan to 210,000 shares, and the Shareholders approved the amendment at the 1999 Annual Meeting. Effective February 24, 2000, the Board of Directors voted to increase the number of shares included in the automatic option grants to current and future non-employee directors upon their initial election or appointment to the Board of Directors and each third anniversary thereafter from 15,000 shares to 18,000 shares. The proposed amendment is subject to the approval of the Company's shareholders on or before February 24, 2001. The shareholders are being asked to approve the amendment to the Director Plan to increase the size of the automatic option grant to current and future non-employee directors from 15,000 shares to 18,000 shares.

     The Director Plan is intended to assist the Company in attracting, motivating and retaining well-qualified individuals to serve as directors of the Company. Management believes that the granting of options will serve as partial consideration for and give well-qualified directors an additional inducement to remain in the service of the Company and provide them with an increased incentive to work for the Company's success. Under the current Director Plan, the Company grants each newly-elected or -appointed non-employee director an initial option to purchase 15,000 shares of common stock and an additional option to purchase 15,000 shares of common stock on the third anniversary of the initial option grant and on each successive third anniversary thereafter, provided that the Director was a non-employee director on such date. To enable the Company to increase the amount of the automatic option grants in furtherance of the purposes and objectives of the Director Plan, the Board recommends that the shareholders approve the proposed increase of the automatic option grants under the Director Plan.

     The principal features and effects of the current Director Plan are discussed below.

Administration and Eligibility

     The Board of Directors of the Company has full authority to administer the Director Plan, including authority to interpret and construe any provisions of the Director Plan and any stock options granted thereunder. Notwithstanding the authority of the Board of Directors to administer the Plan, certain grants of stock options under the Director Plan and the amounts and terms of the options so granted will be automatically determined under the Director Plan. As such, the Board of Directors will have no authority to determine the grant or terms of such automatic options.

     The only persons eligible to receive options under the Director Plan are members of the Board of Directors of the Company. The only persons eligible to receive automatic grants of options under the Director Plan are those Directors of the Company who are not also employees of the Company ("Non-Employee Directors").

     The Director Plan will terminate on the earlier of the date on which the Director Plan is terminated by the Board of Directors of the Company or March 19, 2007. Option rights outstanding at the termination of the Director Plan may continue to be exercised in accordance with their terms after such termination. The Director Plan may be amended at any time by the Board of Directors. However, without the approval of a majority of the Company's shareholders voting at a meeting at which a quorum is present, no such amendment may (i) materially increase the benefits accruing to participants under the Director Plan; (ii) increase the number of shares available for issuance or sale pursuant to the Director Plan (other than as permitted in certain circumstances provided by the Director Plan); or (iii) materially modify the requirements as to eligibility for participation in the Director Plan.

Shares Subject to the Director Plan

     The Director Plan, as amended, provides that the total number of shares of the Company's common stock that may be purchased pursuant to the exercise of options shall not exceed 210,000 shares, subject to adjustment as provided in the Director Plan. The shares to be issued upon the exercise of Options and restricted stock awards granted under the Director Plan will be currently authorized but unissued shares of common stock of the Company. The number of shares of the Company's common stock available under the Director Plan or the exercise price of an option may be adjusted by the Board of Directors in its sole discretion upon any stock dividend or split, recapitalization, reclassification, combination, exchange of shares, or other similar corporate change, if the Board of Directors determines that such change necessarily or equitably requires such an adjustment.

Plan Awards

     Under the Director Plan, eligible individuals may receive discretionary or automatic grants of options to purchase shares of common stock of the Company. Each option granted under the Director Plan is evidenced by a written agreement between the Company and the recipient of the option. Such agreements may not be identical for all individuals to whom options are granted, and the terms and conditions of such agreements may be modified with the consent of persons to whom the option was granted. The Director Plan permits the granting of ISOs meeting the requirements of Section 422 of the Code and NQOs that do not meet the requirements of Section 422.

     Options granted under the Director Plan are non-transferable except to the extent permitted by the agreement evidencing such option. However, no option will be transferable by any optionee other than by will or the laws of descent and distribution. If, pursuant to the agreement evidencing any option, such option remains exercisable after the optionee's death, it may be exercised to the extent permitted by such agreement by the personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest, inheritance, or otherwise, by reason of the optionee's death. If an optionee's term as a director of the Company shall terminate for any reason, any Option then held by the optionee, to the extent then exercisable under the applicable option agreement, shall remain exercisable after the termination of the optionee's director status for a period of ninety (90) days (but in no event beyond eight years from the date of grant of the option).

     Automatic Option Grants. The Director Plan provides Non-employee Directors of the Company (each an "Eligible Director") with automatic grants of stock options, and allows the Board of Directors to make additional discretionary option grants to any or all directors. Currently, each eligible Director is automatically granted an initial option to purchase 15,000 shares on the date of his or her initial election or appointment to the Board of Directors (in each case, an "Initial Grant"). On the third anniversary date of the date of the Initial Grant to each Eligible Director and on each successive third anniversary thereafter, such Eligible Director currently will automatically receive an option under the Director Plan to purchase an additional 15,000 shares of the Company's common stock. All options automatically granted under the Director Plan will expire eight (8) years after the date of grant. The exercise price per share for each option granted under the Director Plan (with the exception noted above) will be equal to 100% of the "fair market value" of a share of the Company's common stock on the date such option is granted. Options automatically granted under the Director Plan vest and become exercisable as to one-third of the option shares on the first, second and third December 31 following the date of grant. Payment for the exercise price of options granted under the Director Plan may be made in cash, or in the discretion of the Board of Directors, by delivery of shares of common stock of the Company having an aggregate fair market value on the date of exercise which is not less than the exercise price of the option, or by a combination thereof. The Director Plan also permits the Board of Directors to make discretionary grants of stock options to one or more Directors in addition to the automatic option grants described above. The shareholders are being asked to approve an amendment to the Director Plan to increase the size of the Initial Grant and successive automatic grants from 15,000 shares to 18,000 shares.

     Discretionary Option Grants. Upon the discretionary grant of an option, the Board of Directors fixes the number of shares of the Company's common stock that the optionee may purchase upon exercise of the option and the price at which the shares may be purchased. The exercise price of such options cannot be less than the "fair market value" of the common stock at the time the option is granted. Each Option will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than eight years after the date of grant (ten years in the case of ISOs). Upon exercise of any Option, payment for shares as to which the Option is exercised may be made in cash, in shares of the Company's common stock having an aggregate fair market value on the date of exercise which is not less than the exercise price of the Option, or by a combination of cash and such shares, as the Compensation Committee may determine.

Immediate Acceleration of Awards

     The Director Plan provides that, notwithstanding any other provisions contained in the Director Plan or the agreement evidencing any Option or restricted stock award thereunder, the restrictions on all shares of restricted stock shall lapse immediately, and all outstanding Options will become exercisable immediately, if any of the following events occur: (i) the sale, lease, exchange or other transfer of substantially all of the assets of the Company; (ii) the liquidation or dissolution of the Company; (iii) certain mergers or consolidations of the Company which result in a reduction in the voting power of the current shareholders of the Company; (iv) any person becomes the beneficial owner of more than 20% of the Company's common stock without the advance approval of the incumbent directors or more than 50% of the voting power of the Company's outstanding stock without regard to consent by the incumbent directors; (v) the incumbent directors cease for any reason to constitute at least a majority of the Board; or (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act.

Federal Income Tax Consequences

     See "Approval of Amendment to 1997 Stock Option and Incentive Plan to Increase Number of Shares Reserved for Issuance Thereunder (Proposal 2) - Federal Income Tax Consequences" for a description and general summary of the current federal income tax provisions relating to the grant and exercise of ISOs and NQOs under the Director Plan and the sale of shares of common stock acquired upon exercise of options. The provisions summarized therein are subject to changes in federal income tax laws and regulations, and the effects of such provisions may vary with individual circumstances.

Shareholder Approval

     The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to approve the amendment to the Director Plan increasing the automatic option grants to non-employee directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1997 DIRECTOR STOCK OPTION PLAN AS SET FORTH IN PROPOSAL 3.


                         RATIFICATION OF THE APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS
                                  (Proposal 4)

     The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2000. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from shareholders.


     All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of the independent accountants, unless other instructions are indicated thereon.

Shareholder Approval

     The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the year ending December 31, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS AS SET FORTH IN PROPOSAL 4.


                                       By Order of the Board of Directors

                                       /s/ Gregory S. Furness

                                       Gregory S. Furness, Secretary

April 21, 2000

                               VITAL IMAGES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN


     Section 1. Purpose of Plan. The purpose of the Vital Images, Inc. 1997 Stock Option and Incentive Plan (the "Plan") is to advance the interests of Vital Images, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

     Section 2. Definitions. The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

          (c) "Change in Control" means an event described in Section 12(a) of the Plan.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

          (f) "Common Stock" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with
     Section 4(c) of the Plan.

          (g) "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

          (h) "Eligible Recipients" means all employees of the Company or any Subsidiary and any directors, consultants and independent contractors of the Company or any Subsidiary.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j) "Fair Market Value" means, with respect to the Common Stock, the following:

               (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market or on the Nasdaq SmallCap Market, the closing price of the Common Stock on such exchange or reported by the Nasdaq National Market or the Nasdaq SmallCap Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

               (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market or the Nasdaq SmallCap Market, and bid and asked prices therefor in the over-the-counter market are reported by the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

               (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. The Committee shall not be required to obtain an appraisal within six months of the adoption of the Plan. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Board of the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

          (k) "Incentive Award" means an Option, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

          (l) "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

          (m) "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

          (n) "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

          (o) "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

          (p) "Performance Unit" means a right granted to an Eligible Recipient pursuant to Section 8 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance or other goals.

          (q) "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

          (r) "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

          (s) "Retirement" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

          (s) "Securities Act" means the Securities Act of 1933, as amended.

          (u) "Stock Bonus" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 9 of the Plan.

          (v) "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

          (w) "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

     Section 3. Plan Administration.

          (a) The Committee. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by (i) the Board or (ii) a committee (the "Committee") consisting solely of not less than two members of the Board who are not employees of the Company (for purposes of this Plan and with respect to the administration of this Plan, references hereinafter to the Committee shall mean either the Committee, or if the Board has not appointed a Committee, the Board.) To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

          (b) Authority of the Committee.

               (i) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (A) the Eligible Recipients to be selected as Participants; (B) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (C) the time or times when Incentive Awards will be granted; (D) the duration of each Incentive Award; and
          (E) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

               (ii) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3(b) or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

               (iii) In the event of (A) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (B) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (C) any change in accounting principles or practices, or (D) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

     Section 4. Shares Available for Issuance.

          (a) Maximum Number of Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 675,000 shares of Common Stock.

          (b) Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

          (c) Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

     Section 5. Participation. Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

     Section 6. Options.

          (a) Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

          (b) Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (i) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (ii) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

          (c) Exercisability and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

          (d) Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

          (e) Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Secretary) at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6(d) of the Plan.

     Section 7. Restricted Stock Awards.

          (a) Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the

     Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

          (b) Rights as a Shareholder; Transferability. Except as provided in Sections 7(a), 7(c) and 12(c) of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

          (c) Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

          (d) Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

     Section 8. Performance Units. An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the sole discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

     Section 9. Stock Bonuses. An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 9 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

     Section 10. Effect of Termination of Employment or Other Service.

          (a) Termination Due to Death, Disability or Retirement. In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

               (i) All outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year (three months in the case of Retirement) after such termination (but in no event after the expiration date of any such Option);

               (ii) All Restricted Stock Awards then held by the Participant will become fully vested; and

               (iii) All Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

          (b) Termination for Reasons Other than Death, Disability or
     Retirement.

               (i) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option).

               (ii) For purposes of this Section 10(b), "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (A) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (B) any unlawful or criminal activity of a serious nature, (C) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (D) any material breach of any employment, service, confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

          (c) Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 10, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option may remain exercisable beyond its expiration date.

          (d) Breach of Confidentiality or Noncompete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

          (e) Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

     Section 11. Payment of Withholding Taxes.

          (a) General Rules. The Company is entitled to (i) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

          (b) Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 11(a) of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

     Section 12. Change in Control.

          (a) Change in Control. For purposes of this Section 12, a "Change in Control" of the Company will mean the following:

               (i) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

               (ii) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

               (iii) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 12(b) below), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

               (iv) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

               (v) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

               (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

          (b) Incumbent Directors. For purposes of this Section 12, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

          (c) Acceleration of Vesting. Without limiting the authority of the Committee under Section 3(b) of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (i) all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participants to whom such Options have been granted remain in the employ or service of the Company or any Subsidiary; (ii) all outstanding Restricted Stock Awards will become immediately fully vested; and (iii) all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Unit or Stock Bonuses.

          (d) Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

          (e) Limitation on Change in Control Payments. Notwithstanding anything in Section 12(c) or 12(d) of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 12(c) or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 12(d) (which acceleration or payment could be deemed a "payment" within the meaning of
     Section 280G(b)(2) of the Code), together with any other "payments" which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 12(c) or 12(d) of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will not be reduced or that the Participant will have the discretion to determine which "payments" will be reduced), then the limitations of this
     Section 12(e) will not apply, and any "payments" to a Participant pursuant to Section 12(c) or 12(d) of the Plan will be treated as "payments" arising under such separate agreement.

     Section 13. Rights of Eligible Recipients and Participants;
Transferability.

          (a) Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

          (b) Rights as a Shareholder. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

          (c) Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 10 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

          (d) Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

     Section 14. Securities Law and Other Restrictions. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (i) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (ii) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

     Section 15. Plan Amendment, Modification and Termination. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required under the Exchange Act, Section 422 of the Code or the rules of any stock exchange or Nasdaq. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4(c) and 12 of the Plan.

     Section 16. Effective Date and Duration of the Plan. The Plan was adopted by the Board on March 19, 1997 and by the sole shareholder of the Company on May 1, 1997, and is effective as of the consummation of the distribution of the Company's Common Stock by Bio-Vascular, Inc. ("Bio-Vascular") to the shareholder of Bio-Vascular. The Plan will terminate at midnight on March 19, 2007, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

     Section 17. Miscellaneous.

          (a) Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

          (b) Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                             FIRST AMENDMENT TO THE
                               VITAL IMAGES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

     The Vital Images, Inc. 1997 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Vital Images, Inc. (the "Company") and approved by the sole shareholder of the Company in 1997, and is now in full force and effect. This Amendment is adopted in order to amend the Plan with respect to the number of shares of capital stock which may be granted under the Plan.

          A. Amendment. Section 4(a) of the Plan is hereby amended to read as follows:

               (a) Maximum Number of Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 925,000 shares of Common Stock.

          B. Effective Date. This Amendment shall be effective as of February 24, 1998, and shall be subject to the approval by the shareholders of the Company at the next Annual or Special Meeting of Shareholders.

                             SECOND AMENDMENT TO THE
                               VITAL IMAGES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

     The Vital Images, Inc. 1997 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Vital Images, Inc. (the "Company") and approved by the sole shareholder of the Company in 1997, was amended in 1998 to increase the number of shares available for issuance to 925,000 and is now in full force and effect. This Amendment is adopted in order to amend the Plan with respect to the number of shares of capital stock which may be granted under the Plan.

          A. Amendment. Section 4(a) of the Plan is hereby amended to read as follows:

               (a) Maximum Number of Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 1,425,000 shares of Common Stock.

          B. Effective Date. This Amendment shall be effective as of February 25, 1999, and shall be subject to the approval by the shareholders of the Company at the next Annual or Special Meeting of Shareholders.

                             THIRD AMENDMENT TO THE
                               VITAL IMAGES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

     The Vital Images, Inc. 1997 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Vital Images, Inc. (the "Company") and approved by the sole shareholder of the Company in 1997, was amended in 1998 increase the number of shares available for issuance to 925,000, was amended in 1999 to increase the number of shares available for issuance to 1,425,000, and is now in full force and effect. This Amendment is adopted in order to amend the Plan with respect to the number of shares of capital stock which may be granted under the Plan.

          A. Amendment. Section 4(a) of the Plan is hereby amended to read as follows:

               (a) Maximum Number of Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 1,925,000 shares of Common Stock.

          B. Effective Date. This Amendment shall be effective as of February 24, 2000, and shall be subject to the approval by the shareholders of the Company at the next Annual or Special Meeting of Shareholders.

                               VITAL IMAGES, INC.
                         1997 DIRECTOR STOCK OPTION PLAN

     Section 1. Purpose of Plan. The purpose of the Vital Images, Inc. 1997 Director Stock Option Plan (the "Plan") is to advance the interests of Vital Images, Inc. (the "Company") and its shareholders by enabling the Company to attract and retain persons of ability to serve as directors of the Company and by providing an incentive to such individuals through equity participation in the Company.

     Section 2. Definitions. The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Broker Exercise Notice" means a written notice pursuant to which an Option Holder, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

          (c) "Change in Control" means an event described in Section 7(a) of the Plan.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Common Stock" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with
     Section 4(c) of the Plan.

          (f) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director. Continuous Status as a Director shall not be considered as interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

          (g) "Director" shall mean a member of the Board of Directors of the Company.

          (h) "Disability" means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

          (i) "Distribution Date" means the effective date of the distribution of the Company's outstanding common stock to the shareholders of Bio-Vascular, Inc.

          (j) "Employee" means any person, including officers and Directors, employed by the Company or any Subsidiary. The payment of director's fees by the Company shall not be sufficient to constitute employment by the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" means, with respect to the Common Stock, the following:

               (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the Common Stock on such exchange or reported by the Nasdaq National Market or Nasdaq SmallCap Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

               (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market or the Nasdaq SmallCap Market, and bid and asked prices therefor in the over-the-counter market are reported by the the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

               (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market or Nasdaq SmallCap Market, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

          (m) "Non-employee Director" means a Director who is not an Employee of the Company.

          (n) "Option" means an Option granted pursuant to the Plan.

          (o) "Option Stock" shall mean the Common Stock subject to an Option.

          (p) "Option Holder" shall mean a Director who receives an Option under this Plan.

          (q) "Previously Acquired Shares" means shares of Common Stock that are already owned by the Option Holder or, with respect to any Option, that are to be issued upon the exercise of such Option.

          (r) "Securities Act" means the Securities Act of 1933, as amended.

          (s) "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Board.

     Section 3. Plan Administration.

          (a) The Administration by the Board. The Plan will be administered by the Board of Directors of the Company. Each determination, interpretation or other action made or taken by the Board pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Board will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

          (b) Authority of the Board.

               (i) In accordance with and subject to the provisions of the Plan, the Board will have the authority to determine all provisions of Options (except for Options granted pursuant to Section 5(a)) as the Board may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (A) the Directors to be granted Options; (B) the nature and extent of the Options to be made to each Option Holder (including the number of shares of Common Stock to be subject to each Option, any exercise price, the manner in which Options will vest or become exercisable and whether Options will be granted in tandem with other Options) and the form of written agreement, if any, evidencing such Option; (C) the time or times when Options will be granted; (D) the duration of each Option; and (E) the restrictions and other conditions to which the payment or vesting of Options may be subject.

               (ii) The Board will have the authority under the Plan to amend or modify the terms of any outstanding Option in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Option, accept the surrender of any outstanding Option or, to the extent not previously exercised or vested, authorize the grant of new Options in substitution for surrendered Options; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Option Holder adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Option, however, whether pursuant to this Section 3(b) or any other provisions of the Plan, will be deemed to be a regrant of such Option for purposes of this Plan.

     Section 4. Shares Available for Issuance.

          (a) Maximum Number of Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 75,000 shares of Common Stock.

          (b) Accounting for Options. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Option that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan.

          (c) Adjustments to Shares and Option Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Board (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Option Holders, the number, kind and, where applicable, exercise price of securities subject to outstanding Options.

     Section 5. Automatic Grants of Options to Non-employee Directors.

          (a) Automatic Option Grants. Under the Plan, each Non-employee Director will automatically be granted Options to purchase shares of Common Stock as follows:

               (i) Initial Option Grants. Each current and future Non-employee Director will be granted an initial Option (the "Initial Grant") as follows:

                    A. Current Non-Employee Directors. Each person appointed to serve as a Non-employee Director effective as of the Distribution Date shall automatically be granted an Option on such date to purchase 15,000 shares of Common Stock.

                    B. Future Non-Employee Directors. Each person who is first elected or appointed to serve as a Non-employee Director after the Distribution Date will automatically be granted an Option on the date of his or her initial election or appointment to the Company's Board of Directors to purchase 15,000 shares of Common Stock.

               (ii) Additional Option Grants. Each Non-employee Director will automatically be granted an additional Option to purchase shares of Common Stock as follows:

                    A. On the third anniversary date of the Initial Grant to a
               Non-employee Director under the Plan, such Non-employee Director will automatically be granted an additional Option to purchase 15,000 shares of

               Common Stock (the "Second Option"); provided such person is a Non-employee Director on such date.

                    B. Thereafter, on the third anniversary of the Second
               Option, and on each successive third anniversary thereof, such Non-employee Director will automatically be granted an additional Option to purchase 15,000 shares of Common Stock; provided such person is a Non-employee Director on such date.

               (iii) Notwithstanding the provisions of this Section 5(a), in the event that a grant would cause the number of shares subject to outstanding Options held by Directors plus shares of Common Stock previously purchased upon exercise of Options by Directors to exceed the number of shares set forth in Section 4(a), then each such automatic grant shall be for that number of shares determined by dividing the total number of shares remaining available for grant by the number of Directors on an automatic grant date. Any further grants shall then be deferred until such time, if any, as additional shares of Common Stock become available for grant under the Plan through action of the shareholders to increase the number of shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (iv) Vesting, Exercisability and Expiration. All Options granted under Section 5(a) shall vest and become exercisable in cumulative installments with respect to one-third of such Option on the first, second and third December 31 following the date of grant of such option. All Options granted under this Section 5(a) shall expire eight
          (8) years after the date of grant.

               (v) Exercise Price. The exercise price of Options granted under the Plan shall be 100% of the fair market value of one share of Common Stock on the date of grant.

          (b) Discretionary Grants. In addition to the Options granted pursuant to Section 5(a), a Director may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Board in its sole discretion.

               (i) Exercise Price. The per share price to be paid by an Option Holder upon exercise of an Option granted pursuant to this Section 5(b) will be determined by the Board in its discretion at the time of the Option grant, provided that (i) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

               (ii) Exercisability and Duration. An Option granted pursuant to this Section 5(b) will become exercisable at such times and in such installments as may be determined by the Board in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after eight (8) years from its date of grant.

          (c) Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Board, in its sole discretion and upon terms and conditions established by the Board, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Board in its sole discretion) or by a combination of such methods.

          (d) Manner of Exercise. An Option may be exercised by an Option Holder in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 5(c) of the Plan.

     Section 6. Effect of Termination of Service as a Director.

          (a) Termination of Status as a Director. If a Director ceases to serve as a Director, he may, but only within ninety (90) days after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (b) Disability of Option Holder. Notwithstanding the provisions of
     Section 6(a) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, buy only within ninety (90) days from the date of termination of such service, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Death of Option Holder. In the event of the death of an Option
     Holder:

               (i) during the term of the Option when such Option Holder was, at the time of his death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within one year following the date of death, by the Option Holder's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that existed at the date of death.

               (ii) within ninety (90) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within ninety (90) days following the date of death, by the Option Holder's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     Section 7. Change in Control.

          (a) Change in Control. For purposes of this Section 7, a "Change in Control" of the Company will mean the following:

               (i) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

               (ii) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

               (iii) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 7(b) below), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

               (iv) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

               (v) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

               (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

          (b) Incumbent Directors. For purposes of this Section 7, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

          (c) Acceleration of Vesting. Without limiting the authority of the Board under Section 3(b) of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Board in its sole discretion either in an agreement evidencing an Option at the time of grant or at any time after the grant of an Option, all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Option Holders to whom such Options have been granted remain in the employ or service of the Company or any Subsidiary.

          (d) Cash Payment for Options. If a Change in Control of the Company occurs, then the Board, if approved by the Board in its sole discretion either in an agreement evidencing an Option at the time of grant or at any time after the grant of an Option, and without the consent of any Option Holder effected thereby, may determine that some or all Option Holders holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

          (e) Limitation on Change in Control Payments. Notwithstanding anything in Section 7(c) or 7(d) of the Plan to the contrary, if, with respect to an Option Holder, the acceleration of the vesting of an Option as provided in
     Section 7(c) or the payment of cash in exchange for all or part of an Option as provided in Section 7(d) (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" which such Option Holder has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Option Holder pursuant to Section 7(c) or 7(d) of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Option Holder is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will not be reduced or that the Option Holder will have the discretion to determine which "payments" will be reduced), then the limitations of this Section 7(e) will not apply, and any "payments" to a Option Holder pursuant to Section 7(c) or 7(d) of the Plan will be treated as "payments" arising under such separate agreement.

     Section 8. Rights of Option Holders; Transferability.

          (a) Service as a Director. Nothing in the Plan will interfere with or limit in any way the right of the Company to terminate the directorship of any Director at any time, nor confer upon any Director any right to continue to serve as a director of the Company.

          (b) Rights as a Shareholder. As a holder of Options an Option Holder will have no rights as a shareholder unless and until such Options are exercised for, or paid in the form of, shares of Common Stock and the Option Holder becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Options as to which there is a record date preceding the date the Option Holder becomes the holder of record of such shares, except as the Board may determine in its discretion.

          (c) Restrictions on Transfer. Options granted under this Plan shall not be assignable or transferable during the lifetime of the Director, either voluntarily or involuntarily. Options shall be exercisable during a Director's lifetime only by such Director. In the event of the death of a Director, such Option may be transferred by will or the laws of descent and distribution and may only be exercised by the executors or administrators of such Director's estate or by the person or persons to whom such Director's rights under the Option shall pass by the Director's will or the laws of descent and distribution.

     Section 9. Securities Law and Other Restrictions. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and an Option Holder may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (i) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (ii) there has been obtained any other consent, approval or permit from any other regulatory body which the Board, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

     Section 10. Plan Amendment, Modification and Termination. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required under the Exchange Act or the rules of any stock exchange or Nasdaq. No termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Option Holder; provided, however, that this sentence will not impair the right of the Board to take whatever action it deems appropriate under Sections 4(c) and 7 of the Plan.

     Section 11. Effective Date and Duration of the Plan. The Plan was adopted by the Board on March 19, 1997 and by the sole shareholder of the Company on May 1, 1997, and is effective as of the Distribution Date. The Plan will terminate at midnight on March 19, 2007, and may be terminated prior to such time to by Board action, and no Option will be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

     Section 12. Miscellaneous.

          (a) Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

          (b) Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Option Holders.

                             FIRST AMENDMENT TO THE
                               VITAL IMAGES, INC.
                         1997 DIRECTOR STOCK OPTION PLAN

     The Vital Images, Inc. 1997 Director Stock Option Plan (the "Plan") was adopted by the Board of Directors of Vital Images, Inc. (the "Company") and approved by the sole shareholder of the Company in 1997, and is now in full force and effect. This Amendment is adopted in order to amend the Plan with respect to the number of shares of capital stock which may be granted under the Plan.

          A. Amendment. Section 4(a) of the Plan is hereby amended to read as follows:

               (a) Maximum Number of Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 105,000 shares of Common Stock.

          B. Effective Date. This Amendment shall be effective as of February 24, 1998, and shall be subject to the approval by the shareholders of the Company at the next Annual or Special Meeting of Shareholders.

                             SECOND AMENDMENT TO THE
                               VITAL IMAGES, INC.
                         1997 DIRECTOR STOCK OPTION PLAN

     The Vital Images, Inc. 1997 Director Stock Option Plan (the "Plan") was adopted by the Board of Directors of Vital Images, Inc. (the "Company") and approved by the sole shareholder of the Company in 1997, was amended in 1998 to increase the number of shares available for issuance to 105,000 and is now in full force and effect. This Amendment is adopted in order to amend the Plan with respect to the number of shares of capital stock which may be granted under the Plan.

          A. Amendment. Section 4(a) of the Plan is hereby amended to read as follows:

               (a) Maximum Number of Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 210,000 shares of Common Stock.

          B. Effective Date. This Amendment shall be effective as of February 25, 1999, and shall be subject to the approval by the shareholders of the Company at the next Annual or Special Meeting of Shareholders.

                             THIRD AMENDMENT TO THE
                               VITAL IMAGES, INC.
                         1997 DIRECTOR STOCK OPTION PLAN

     The Vital Images, Inc. 1997 Director Stock Option Plan (the "Plan") was adopted by the Board of Directors of Vital Images, Inc. (the "Company") and approved by the sole shareholder of the Company in 1997, was amended in 1998 to increase the number of shares available for issuance to 105,000, was amended in 1999 to increase the number of shares available for issuance to 210,000 and is now in full force and effect. This Amendment is adopted in order to amend the Plan with respect to the automatic option grants to Non-employee Directors.

          A. Amendment to Section 5(a)(i)(B). Section 5(a)(i)(B) of the Plan is hereby amended to read as follows:

          "(B) Future Non-Employee Directors. Each person who is first elected or appointed to serve as a Non-employee Director after the Distribution Date will automatically be granted an Option on the date of his or her initial election or appointment to the Company's Board of Directors to purchase 18,000 shares of Common Stock."

          B. Amendment to Section 5(a)(ii)(A). Section 5(a)(ii)(A) of the Plan is hereby amended to read as follows:

          "(A) On the third anniversary date of the Initial Grant to a Non-employee Director under the Plan, such Non-employee Director will automatically be granted an additional Option to purchase 18,000 shares of Common Stock (the "Second Option"); provided such person is a Non-employee Director on such date."

          C. Amendment to Section 5(a)(ii)(B). Section 5(a)(ii)(B) of the Plan is hereby amended to read as follows:

          "(B) Thereafter, on the third anniversary of the Second Option, and on each successive third anniversary thereof, such Non-employee Director will automatically be granted an additional Option to purchase 18,000 shares of Common Stock; provided such person is a Non-employee Director on such date."

          D. Effective Date. This Amendment shall be effective as of February 24, 2000, and shall be subject to the approval by the shareholders of the Company at the next Annual or Special Meeting of Shareholders.

PROXY

                              VITAL IMAGES, INC.

                    PROXY SOLICITED BY BOARD OF DIRECTORS
               For Annual Meeting of Shareholders May 11, 2000

The undersigned, revoking all prior proxies, hereby appoints Albert Emola and Gregory S. Furness, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of Vital Images, Inc. (the "Company") of record in the name of the undersigned at the close of business on March 24, 2000, at the Annual Meeting of Shareholders to be held on Thursday, May 11, 2000, or at any adjournment thereof, upon the following matters:

                        (To be Signed on Reverse Side)

                                                                  -----------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                  -----------

--------  Please mark your
   X      votes as in
--------  this example.



                   FOR all nominees listed            WITHHELD AUTHORITY
                    except (as marked to                to vote for all
                     the contrary below)                nominees listed

1. ELECTION OF               [_]                              [_]
   DIRECTORS.

                                                Nominees:
                                            Vincent J. Argiro
                                            Albert Emola
                                            James B. Hickey, Jr.
                                            Richard W. Perkins
                                            Douglas M. Pihl
                                            Michael W. Vannier
                                            Sven A. Wehrwein

(Instructions: to withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

-----------------------------------------------------------------------------

2. Approval of amendment to the 1997 Stock Option and Incentive Plan to increase the number of shares reserved for issuance thereunder.

                           FOR     AGAINST     ABSTAIN
                           [_]       [_]         [_]

3. Approval of amendment to the 1997 Director Stock Option Plan to increase the number of shares subject to automatic option grants to non-employee directors.

                           FOR     AGAINST     ABSTAIN
                           [_]       [_]         [_]

4. Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2000.

                           FOR     AGAINST     ABSTAIN
                           [_]       [_]         [_]

5. In their discretion the proxies are authorized to vote upon such matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

                              Dated:_____________________________________, 2000


                              _________________________________________________
                                            Signature of Shareholder

                              _________________________________________________
                              Signature of Joint Shareholder (if held jointly).

                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                     PROMPTLY USING THE ENCLOSED ENVELOPE.


PLEASE DATE AND SIGN exactly as your name(s) appears above indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.